FORM OF
OMNIBUS AMENDMENT TO RESTRICTED STOCK UNIT AGREEMENTS AND EMPLOYEE NONQUALIFIED OPTION AWARD AGREEMENTS UNDER THE TAYLOR MORRISON HOME CORPORATION 2013 OMNIBUS EQUITY AWARD PLAN (“AMENDMENT”)

WHEREAS, Taylor Morrison Home Corporation (the “Company”), a Delaware corporation, previously granted to [ ] (“Participant”) awards of (i) restricted stock units and (ii) stock options relating to the Company’s Common Stock under the Company’s 2013 Omnibus Equity Award Plan (as amended, restated, or modified from time to time, the “Plan”);

WHEREAS, the Compensation Committee of the Company’s Board of Directors (the “Committee”) has the authority to establish the terms and conditions of awards under the Plan, and the Committee desires to amend the terms of certain restricted stock units and stock options and the agreements related thereto;

WHEREAS, Participant’s currently outstanding agreements with respect to previous awards of restricted stock units and stock options under the Plan include (i) [each agreement covering an award of restricted stock units that vest based on both the completion of a period of service and the satisfaction of a performance condition (each such award, a “Performance-Based RSU” and each such agreement, a “Performance-Based RSU Agreement”), (ii)] each agreement covering an award of restricted stock units that vest based on the completion of a period of service, only (each such award, a “Time-Based RSU” and each such agreement, a “Time-Based RSU Agreement”), and [(iii)] each agreement covering an award of stock options that vest based on the completion of a period of service (each such award, a “Time-Based Option” and each such agreement, a “Time-Based Option Agreement,” and together with the Performance-Based RSU Agreements and Time-Based RSU Agreements, the “Award Agreements”); and

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Plan or the Award Agreements, as applicable.

NOW, THEREFORE, effective as of June 14, 2018 (the “Amendment Date”), in consideration of the mutual agreements, provisions, and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, (i) [each Performance-Based RSU Agreement, (ii)] each Time-Based RSU Agreement, and [(iii)] each Time-Based Option Agreement, in each case, that relates to Participant’s awards of stock options or restricted stock units granted under the Plan on or prior to, and outstanding as of, the Amendment Date (except as otherwise specified below), is amended as follows:

1.[Amendment to Section 2 (“Vesting”) of the Performance-Based RSU Agreements. The text of Section 2 of each Performance-Based RSU Agreement that follows the title “Vesting,” is hereby redesignated as subsection (a) (“Generally”) and a new subsection (b) is hereby added to such Section 2 as follows:

(b)    Change in Control. Notwithstanding anything to the contrary contained in the Plan or this Agreement, upon a Change in Control, the Performance Period shall end, and the Participant shall be eligible to vest in the PSUs on the last date stated in the first sentence of Section 2(a) (the “Vesting Date”), with the Performance Goal deemed achieved at the “target” level (subject to Participant’s continued Employment through the Vesting Date); provided, however, if the Participant’s Employment with the Company is terminated by the Company without Cause [NEOs: or by the Participant for Good Reason, in each case at any time (x) following the execution of a definitive agreement with a third party that, if consummated, would result in a Change in Control, but before such transaction is consummated (and subject to such consummation), or (y) within twenty-four (24) months following a Change in Control][Non-NEOs: at any time (x) following the execution of a definitive agreement that contemplates a Change in Control, but before such transaction is consummated (and subject to such consummation), or (y) within twenty-four (24) months following a Change in Control, or the Participant resigns with Good Reason], then the Participant shall remain eligible to vest in the PSUs as described in this sentence, but the Vesting Date shall occur on the date of such termination (or, if later, the date of such Change in Control). For the avoidance of doubt, the Vesting Date shall be deemed to be the “Determination Date.” For purposes of this Agreement, “Cause” shall have the same meaning given such term (or term of similar import) in any employment, consulting, change-in-control, severance or any other similar agreement between the Participant and the Company or any of its Affiliates that is in effect at the time of the Participant’s termination of Employment, or in absence of such definition or any such agreement, “Cause” shall have the meaning set forth in the Plan. For purposes of this Agreement, “Good Reason” shall have the same meaning given such term (or term of similar import) in any employment, consulting, change-in-control, severance or any other similar agreement between the Participant and the Company or any of its Affiliates that is in effect at the time of the Participant’s termination of Employment, or in absence of such definition or any such agreement, “Good Reason” means any of the following actions are taken by the Company or any of its Affiliates without the Participant’s consent[Non-NEOs:, in each case, within twenty-four (24) months following a Change in Control]:  (i) any material diminution in the nature of the Participant’s duties, responsibilities or authority, (ii) any material diminution in the Participant’s annual base salary or annual target bonus opportunity, other than a decrease in base salary or bonus opportunity that applies to a similarly situated class of employees of the Company or its Affiliates, (iii) a material breach of the Company’s obligations under this Agreement, or (iv) a change of the Participant’s principal place of employment to a location more than fifty (50) miles from its location as of immediately prior to the Change in Control (which change increases the Participant’s one-way commute); provided, however, that none of the events described in the foregoing clauses shall constitute Good Reason unless the Participant has notified the Company in writing describing the events that constitute Good Reason within ninety (90) days following the first occurrence of such events and then only if the Company fails to cure such events within thirty (30) days after the Company’s receipt of such written notice, and the Participant shall have terminated the Participant’s Employment with the Company promptly following the expiration of such cure period.]

2.[Amendment to Section 4 (“Termination of Employment”) of Certain Performance-Based RSU Agreements. The text of Section 4 of each Performance-Based RSU Agreement, solely with respect to Performance-Based RSUs granted on or after February 12, 2018 (but prior to the Amendment Date), that follows the title “Termination of Employment,” is hereby redesignated as subsection (a) (“Generally”) and a new subsection (b) is hereby added to such Section 4 as follows:

(b)    Retirement. If the Participant terminates his or her Employment due to the Participant’s Retirement, then, notwithstanding anything to the contrary in the Plan or in this Agreement, the PSUs will continue to remain eligible to vest in accordance with Section 2 hereof. Each PSU that vests in accordance with this Section 4(b) shall be settled in accordance with the terms of Section 3 hereof. For purposes of this Section 4(b), “Retirement” shall mean the Participant’s voluntary termination of his or her Employment following the Participant attaining the Retirement Age at a time when the Company or any of its Affiliates does not have Cause to terminate the Participant’s Employment; provided, that in order for the PSUs to be eligible for the continued vesting described in this Section 4(b) upon a Retirement, (i) the Participant must have (x) completed a minimum of five (5) years of Employment and (y) attained at least fifty-five (55) years of age, and (ii) such Retirement must occur at least twelve (12) months following the Date of Grant. For purposes of this Section 4(b), the “Retirement Age” shall be the date on which the sum of the Participant’s age plus the Participant’s years of consecutive Employment is equal to at least 70.]

3.[Amendment to Section 7 (“Restrictive Covenants”) of Certain Performance-Based RSU Agreements. The first sentence of Section 7 of each Performance-Based RSU Agreement, solely with respect to Performance-Based RSUs granted on or after February 12, 2018 (but prior to the Amendment Date), that follows the title “Restrictive Covenants,” is hereby amended and restated in its entirety as follows: “In consideration of the grant of the PSUs, Participant agrees that Participant will comply with noncompetition, nonsolicitation, nondisparagement, confidentiality, and any similar restrictions set forth in any restrictive covenant agreement, employment agreement or similar agreement between Participant and the Company or any of its Affiliates, or any such agreement that the Company or any of its Affiliates requires Participant to enter into as a condition to receipt of the PSUs; provided, that, notwithstanding anything to the contrary in any of the foregoing agreements, upon the Participant’s Retirement, any such noncompetition, nonsolicitation, nondisparagement, confidentiality, or similar restrictions shall survive until the later of (x) the Settlement Date, or (y) the date that such restrictions would otherwise expire by their terms.”]

4.Amendment to Section 2 (“Vesting”) of the Time-Based RSU Agreements. The text of Section 2 of each Time-Based RSU Agreement that follows the title “Vesting,” is hereby redesignated as subsection (a) (“Generally”) and a new subsection (b) is hereby added to such Section 2 as follows:

(b)    Change in Control. Notwithstanding anything to the contrary contained in the Plan or this Agreement, if the Participant’s Employment with the Company is terminated by the Company without Cause [NEOs: or by the Participant for Good Reason in each case at any time (x) following the execution of a definitive agreement with a third party that, if consummated, would result in a Change in Control, but before such transaction is consummated (and subject to such consummation), or (y) within twenty-four (24) months following a Change in Control][Non-NEOs: at any time (x) following the execution of a definitive agreement that contemplates a Change in Control, but before such transaction is consummated (and subject to such consummation), or (y) within twenty-four (24) months following a Change in Control, or the Participant resigns with Good Reason] then the Participant shall vest in full in any unvested portion of the RSUs on the date of such termination of Employment (or, if later, the date of the applicable Change in Control). For purposes of this Agreement, “Cause” shall have the same meaning given such term (or term of similar import) in any employment, consulting, change-in-control, severance or any other similar agreement between the Participant and the Company or any of its Affiliates that is in effect at the time of the Participant’s termination of Employment, or in absence of such definition or any such agreement, “Cause” shall have the meaning set forth in the Plan. For purposes of this Agreement, “Good Reason” shall have the same meaning given such term (or term of similar import) in any employment, consulting, change-in-control, severance or any other similar agreement between the Participant and the Company or any of its Affiliates that is in effect at the time of the Participant’s termination of Employment, or in absence of such definition or any such agreement, “Good Reason” means any of the following actions are taken by the Company or any of its Affiliates without the Participant’s consent [Non-NEOs:, in each case, within twenty-four (24) months following a Change in Control]:  (i) any material diminution in the nature of the Participant’s duties, responsibilities or authority, (ii) any material diminution in the Participant’s annual base salary or annual target bonus opportunity, other than a decrease in base salary or bonus opportunity that applies to a similarly situated class of employees of the Company or its Affiliates, (iii) a material breach of the Company’s obligations under this Agreement, or (iv) a change of the Participant’s principal place of employment to a location more than fifty (50) miles from its location as of immediately prior to the Change in Control (which change increases the Participant’s one-way commute); provided, however, that none of the events described in the foregoing clauses shall constitute Good Reason unless the Participant has notified the Company in writing describing the events that constitute Good Reason within ninety (90) days following the first occurrence of such events and then only if the Company fails to cure such events within thirty (30) days after the Company’s receipt of such written notice, and the Participant shall have terminated the Participant’s Employment with the Company promptly following the expiration of such cure period.

5.Amendment to Section 4 (“Termination of Employment”) of Certain Time-Based RSU Agreements. The text of Section 4 of each Time-Based RSU Agreement, solely with respect to Time-Based RSUs granted on or after February 12, 2018 (but prior to the Amendment Date), that follows the title “Termination of Employment,” is hereby redesignated as subsection (a) (“Generally”) and a new subsection (b) is hereby added to such Section 4 as follows:

(b)    Retirement. If the Participant terminates his or her Employment due to the Participant’s Retirement, then, notwithstanding anything to the contrary in the Plan or in this Agreement, the Participant shall vest in full in any unvested portion of the RSUs on the date of such termination of Employment. Each RSU that vests in accordance with this Section 4(b) shall be settled in accordance with the terms of Section 3 hereof. For purposes of this Section 4(b), “Retirement” shall mean the Participant’s voluntary termination of his or her Employment following the Participant attaining the Retirement Age at a time when the Company or any of its Affiliates does not have Cause to terminate the Participant’s Employment; provided, that in order for the RSUs to be eligible for the full vesting described in this Section 4(b) upon a Retirement, (i) the Participant must have (x) completed a minimum of five (5) years of Employment and (y) attained at least fifty-five (55) years of age, and (ii) such Retirement must occur at least twelve (12) months following the Date of Grant. For purposes of this Section 4(b), the “Retirement Age” shall be the date on which the sum of the Participant’s age plus the Participant’s years of consecutive Employment is equal to at least 70.

6.Amendment to Section 2 (“Vesting”) of the Time-Based Option Agreements. The text of Section 2 of each Time-Based Option Agreement that follows the title “Vesting,” is hereby redesignated as subsection (a) (“Generally”) and a new subsection (b) is hereby added to such Section 2 as follows:

(b)    Change in Control. Notwithstanding anything to the contrary contained in the Plan or this Agreement, if the Participant’s Employment with the Company is terminated by the Company without Cause [NEOs: or by the Participant for Good Reason in each case at any time (x) following the execution of a definitive agreement with a third party that, if consummated, would result in a Change in Control, but before such transaction is consummated (and subject to such consummation), or (y) within twenty-four (24) months following a Change in Control][Non-NEOs: at any time (x) following the execution of a definitive agreement that contemplates a Change in Control, but before such transaction is consummated (and subject to such consummation), or (y) within twenty-four (24) months following a Change in Control, or the Participant resigns with Good Reason], then the Participant shall vest in full in any unvested portion of the Option on the date of such termination of Employment (or, if later, the date of the applicable Change in Control). For purposes of this Agreement, “Cause” shall have the same meaning given such term (or term of similar import) in any employment, consulting, change-in-control, severance or any other similar agreement between the Participant and the Company or any of its Affiliates that is in effect at the time of the Participant’s termination of Employment, or in absence of such definition or any such agreement, “Cause” shall have the meaning set forth in the Plan. For purposes of this Agreement, “Good Reason” shall have the same meaning given such term (or term of similar import) in any employment, consulting, change-in-control, severance or any other similar agreement between the Participant and the Company or any of its Affiliates that is in effect at the time of the Participant’s termination of Employment, or in absence of such definition or any such agreement, “Good Reason” means any of the following actions are taken by the Company or any of its Affiliates without the Participant’s consent [Non-NEOs: , in each case, within twenty-four (24) months following a Change in Control]:  (i) any material diminution in the nature of the Participant’s duties, responsibilities or authority, (ii) any material diminution in the Participant’s annual base salary or annual target bonus opportunity, other than a decrease in base salary or bonus opportunity that applies to a similarly situated class of employees of the Company or its Affiliates, (iii) a material breach of the Company’s obligations under this Agreement, or (iv) a change of the Participant’s principal place of employment to a location more than fifty (50) miles from its location as of immediately prior to a Change in Control (which change increases the Participant’s one-way commute); provided, however, that none of the events described in the foregoing clauses shall constitute Good Reason unless the Participant has notified the Company in writing describing the events that constitute Good Reason within ninety (90) days following the first occurrence of such events and then only if the Company fails to cure such events within thirty (30) days after the Company’s receipt of such written notice, and the Participant shall have terminated the Participant’s Employment with the Company promptly following the expiration of such cure period.

7.Amendment to Section 3 (“Termination of Employment”) of Certain Time-Based Option Agreements. The text of Section 3 of each Time-Based Option Agreement, solely with respect to Time-Based Options granted on or after February 12, 2018 (but prior to the Amendment Date), that follows the title “Termination of Employment,” is hereby redesignated as subsection (a) (“Generally”) and a new subsection (b) is hereby added to such Section 3 as follows:

(b)    Retirement. If the Participant terminates his or her Employment due to the Participant’s Retirement, then, notwithstanding anything to the contrary in the Plan or in this Agreement, the Participant shall vest in full in any unvested portion of the Option on the date of such Retirement. For purposes of this Section 3(b) and Section 4(e), “Retirement” shall mean the Participant’s voluntary termination of his or her Employment following the Participant attaining the Retirement Age at a time when the Company or any of its Affiliates does not have Cause to terminate the Participant’s Employment; provided, that in order for the Option to be eligible for the full vesting described in this Section 3(b) upon a Retirement, (i) the Participant must have (x) completed a minimum of five (5) years of Employment and (y) attained at least fifty-five (55) years of age, and (ii) such Retirement must occur at least twelve (12) months following the Date of Grant. For purposes of this Section 3(b) and Section 4(e), the “Retirement Age” shall be the date on which the sum of the Participant’s age plus the Participant’s years of consecutive Employment is equal to at least 70.

8.Amendment to Section 4 (“Expiration”) of Certain Time-Based Option Agreements. Solely with respect to Time-Based Options granted on or after February 12, 2018 (but prior to the Amendment Date), a new subsection (e) shall be added to Section 4 of each Time-Based Option Agreement as follows:

(e)    Retirement. Notwithstanding anything to the contrary herein, if the Participant’s Employment is terminated prior to the end of the Option Period on account of his or her Retirement, the Option shall expire on the earlier of the last day of the Option Period and the date that is one (1) year after the date of the Participant’s termination of Employment on account of Retirement.

9.Remainder of Award Agreements. Except as specifically set forth in this Amendment, all other provisions of the Award Agreements shall remain in full force and effect as originally set forth therein. By executing this Amendment, neither party waives or relinquishes any right which arose under or that relates to the terms of the Award Agreements prior to this Amendment.
10.Construction. On and after the date that this Amendment is effective, each reference to the Award Agreements shall mean and be a reference to each such Award Agreement as amended hereby, and this Amendment and each such Award Agreement shall be read together and construed as a single instrument.
11.Further Assurances. Each party hereby agrees to execute and deliver all such further instruments and documents and take all such other actions as the other party may reasonably request in order to carry out the intent and purposes of this Amendment.

12.Counterparts. This Amendment may be executed in one or more counterparts (including via facsimile and electronic image scan/portable document format (PDF)), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto.
[signature page follows]
IN WITNESS WHEREOF, the Company and Participant have executed this Amendment as set forth below.

TAYLOR MORRISON HOME CORPORATION
By:
Name: Sheryl D. Palmer
Title: Chairman & Chief Executive Officer

Date: [ ]

Agreed to and Accepted by:

_________________________
[Participant Name]